Exhibit 99.1

SERVICES AGREEMENT This Services Agreement is entered into on May 29, 2020 by and between B2Digital, Inc. ("B2", “Client,” “Licensee,” “you” or “your”) and PRESTOSPORTS, LLC (“PrestoSports,” “Licensor” “we,” “us” or “our”). By signing below, you agree to the prices and services described herein, as well as the PrestoSports Terms of Service, Privacy Policy and any other applicable Addenda. Together, these documents shall constitute the “Agreement” between you and PrestoSports. References in this document to "Party" shall indicate either you or us, and references to both you and us will be referenced as "Parties." WITNESSETH WHEREAS, PrestoSports operates the StretchLive pay - per - view streaming platform and possesses the skills, know - how and infrastructure to provide large - scale streaming of sporting events; and WHEREAS, B2 operates mixed martial arts ( “ MMA ” ) events and other sporting events under its various brands; and WHEREAS, the Parties wish to enter into a definitive agreement whereby PrestoSports will provide PPV streaming services for B2 events; and WHEREAS, the B2 desires to provide pay - per - view streaming of its MMA events through PrestoSports’s StretchLive solution; NOW, THEREFORE, in consideration of mutual promises and covenants set forth herein and for good and valuable consideration, the receipt, sufficiency and adequacy of which are mutually acknowledged by each Party, it is agreed as follows: Client /Licensee Name (providedlegal name) B2Digital, Inc. Doing Business As (if applicable, trade name) B2, Bluegrass MMA, BGMMA, HRMMA, Colosseum Combat, United Combat League, Pinnacle Combat, and Strike Hard Productions Business Address: 4522 West Village Drive Suite 215 Tampa, FL 33624 Best Contact: Name: Greg Bell, CEO and Chairman of B2Digital Phone: (310) 663 - 6615 Email: gbell@b3enterprises.net PrestoSports Contact: (877) 778 - 7382 www.prestosports.com Name: Keith Womack, President of PrestoSports Phone: (877) 778 - 7382 ext. 101 Email: keith.womack@prestosports.com Mailing Address: P.O. Box 2376, Gilbert, AZ 85299 Physical Address: 726 N. Greenfield Road, Suite 121, Gilbert, AZ 85234 CLIENT INFORMATION Initial Term: Four (4) months. Upon completion of the Initial Term, this Agreement will automatically renew for twelve (12) months unless cancelled as provided herein. The Effective Date is June 1, 2020 and the Initial Term will end on September 30, 2020. 1 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5 T E R M

B2 will produce pay - per - view events during the Term of this agreement featuring their talent, sporting events and related activities (“Events”). The Events are expected to occur on July 18 th , August 15 th and August 22, 2020. B2 agrees to fully inform PrestoSports of all schedules, updates and cancellations (if any). B2 will be responsible for all Produced Content and will provide a video stream that meets designated streaming requirements. B2 bears all responsiblity for talent management and fees associated with talent, rights, endorsements, and other related expenses. PrestoSports will provide the following during the Initial Term: 1) A dedicated pay - per - view portal that is custom branded to match the appropriate B2 brand for Events 2) Upon receipt of an adequate video stream, live stream and provide on - demand streaming from archives of Event. Client is advised to retain a local copy of all Produced Content. 3) Setup 300 passcodes for each Event to be used by B2 or their designee(s) to provide access on a prepaid basis (“Prepaid Pass”) . Each Prepaid Pass will bear a face value of $20 each and shall be available for purchase until one (1) day prior to Event. Prepaid Passes are considered sold upon delivery of codes and instructions. 4) Setup two (2) categories of passes: early purchase at $20 per pass and standard purchase at $30 per pass ( “ Passes ” ). Passes may be purchased by valid credit or debit card through the Services. Pass amounts may be changed upon request by Client. 5) PrestoSports will provide Client with traffic and accounting reports for each Event within 48 hours of the Event. PrestoSports will provide pay - per - view streaming of live and on - demand events based on the following schedule: ANNUAL GROSS REVENUE REVENUE SHARE TO: YOU TO: PRESTOSPORTS Any amount 75% 25% Client will retain 75% and PrestoSports will retain 25% of all Net Revenues. For clarity, Net Revenues will be calculated on the subtraction of chargebacks, refunds and other non - collectable payments from the gross revenue collected for Passes and Prepaid Passes. PrestoSports will remit to Client its share of PPV revenue share within 30 days of each Event. AL L OC AT I ON CA PAC I TY Concurrent Viewers/Listeners (StretchLive) Unlimited Number of Streaming Events (StretchLive) Unlimited Number of Concurrent Streaming Events 2 (Additional concurrent events available upon request) SCOPE & DELIVERABLES FEE SCHEDULE 2 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5

| EXHIBITS | | |
|---|---|---|
| The terms and conditions of the Exhibits listed below are expressly incorporated by reference into the Agreement: | | |
| EXHIBIT | TITLE | DESCRIPTION |
| A | Terms of Service | Describes standard terms and conditions associated with Services |
| B | Privacy Policy | Describes policies related to privacy and data security |
| C | StretchLive Addendum | Describes terms and conditions related to streaming service |

## AGREEMENT & ACCEPTANCE

Client acknowledges that it has read and accepts the Agreement as written and agrees to pay the Fees described above as of the Effective Date. The individual signing of this Services Agreement on behalf of Client acknowledges that he/she has the proper legal authority to act on Client's behalf and bind Client to the Agreement.

**AGREED TO BY B2Digital, Inc.**

X [signature]

Name: Greg P. Bell

Title: Chairman & CEO

Date: June 1, 2020

**AGREED TO BY PRESTOSPORTS, LLC**

X [signature]

Name: Keith M. Womack

Title: President

Date: June 1, 2020

3
© 2020 PrestoSports, LLC. All Rights Reserved.
Reference: B5DF4-BBMWJ-XLH84-NRIH5

1 . DEFINITIONS . Capitalized terms used but not otherwise defined in these Terms of Service will have the meaning ascribed to such terms in the Services Agreement, Privacy Policy, or any other applicable Addenda . “Addendum” or “Addenda” means a document added to the Agreement containing new or supplemental terms as agreed to by the parties . “Agreement” means the Services Agreement, Terms of Service, Privacy Policy, and any other applicable Addenda . “Client Content” means any content which is uploaded to the Site or otherwise hosted through our Services by you or your designees. Client content may include data, videos, photos, text or audio. “Effective Date” is the date our Services commence under the Agreement . The Effective Date is noted in the Services Agreement and may be different from the execution date, which is the date you actually sign the Services Agreement . “End Users” are the individuals who access and/or use the Site ; these individuals are also those who primarily interact with our Services . “End User Data” is information about End Users that may be uploaded to the Site or hosted through our Services . End User Data may include, but is not limited to, personally identifying information or credit card data . “Fees” are the fees and other charges permitted by the Agreement which you have agreed to pay us in exchange for our Services . Fees are described in the Services Agreement . “Initial Term” means the initial term for the Agreement and may be found in the Services Agreement . “Intellectual Property Rights” means all patents, rights to inventions, utility models, copyright and related rights, trademarks, service marks, trade, business and domain names, rights in trade dress or get - up, rights in goodwill or to sue for passing off, unfair competition rights, rights in designs, rights in computer software, database rights, moral rights, rights in confidential information (including know - how and trade secrets) and any other intellectual property rights, in each case whether registered or unregistered and including all applications for and renewals or extensions of such rights, and all similar or equivalent rights or forms of protection in any part of the world . “Licensor” means PrestoSports, LLC, its successors and assigns, doing business as “PrestoSports . ” Licensor’s business address is 726 North Greenfield Rd . , Ste . 121 , Gilbert, AZ 85234 . Licensor may also be referred to in the Agreement as “PrestoSports,” “Company,” “we,” “our,” or “us . ” “Licensee” means you, our customer . Licensee may be a business, an individual, a college, a university, a non - profit organization, or some other form of legal entity . Licensee contracts for our Services and may also be referred to in the Agreement as “Client,” “you” or “your . ” “PrestoSports Websites” means any website operated by PrestoSports, including but not limited to prestosports . com, sidhelp.com , stretchlive.com , prestocamps.com , an d prestostats.com among others. “Secure Socket Layer” or “SSL” is the industry standard when it comes to safe and secure online transactions between websites and users . The SSL technology allows for an encrypted connection to take place between the web browser and the web server of the website that an End User may be browsing . “Services Agreement” means the contract, including any EXHIBIT A - TERMS OF SERVICE schedules, exhibits, attachments or Addendums, that describes the Services and associated Fees . “Services” means the products and services we are agreeing to provide to you under the Agreement, as more specifically described in the Services Agreement . “Site(s)” means the website or websites that we design and build for you . “Sponsor” means an organization, other than the Client itself, that provides a benefit in exchange for the display of their logo in a specially designated location or manner . “Renewal Term” means one or more periods, as described in the Services Agreement, which immediately follows the expiration of the Initial Term or, as applicable, any Renewal Term . “Team” includes any of our employees, officers, directors, owners, attorneys, affiliates or representatives . “Term” means the term for Services and includes the Initial Term and any Renewal Terms . 2 . ACCEPTANCE . You accept the terms of the Agreement when you click - sign your acceptance to an on - line version of the Services Agreement ; sign a hardcopy of the Services Agreement ; or access the Site or otherwise accept the benefits of our Services . You acknowledge that the person signing the Services Agreement has the proper legal authority to bind the Licensee to the terms and conditions of the Agreement . 3 . GRANT OF RIGHTS . Subject to your timely payment of Fees and remaining in compliance with the terms and condition of the Agreement, we agree to provide the Services as described in the Agreement and grant to you a non - exclusive, non - transferable right to use the Services for the duration of the Term . The rights granted to you hereunder shall be in the nature of a license . The Agreement is not a sale and does not convey to you any rights of ownership in or to our Services, or any of our Intellectual Property Rights . Upon termination of the Agreement, any rights granted by us will automatically terminate . Notwithstanding the foregoing, you grant us an exclusive, non - transferable license to use your Client Content and/or End User Data for the purpose of delivering and monitoring the Services consistent with the Agreement . Any rights not specifically granted under the Agreement are expressly reserved to the parties . 4 . FIXED TERM ; AUTO - RENEWAL . You will be obligated to the Term described in the Services Agreement . You may not terminate the Agreement for convenience (without cause) . Following the Initial Term, the Agreement shall automatically renew for successive one - year terms, or for the renewal periodas set forth in the Services Agreement (each, a “Renewal Term”), unless you provide us with written notice of non - renewal at least 30 days prior to the expiration of the Initial Term or any subsequent Renewal Term . 5. TERMINATION RIGHTS. You may not terminate the Agreement during the Initial Term, or any Renewal Term, as applicable, except: (a) “for cause,” upon 30 days written notice to PrestoSports, for a material breach where such breach remains uncured at the expiration of the 30 - day period; (b) if PrestoSports becomes the subject of a petition in bankruptcy or any other proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors; (c) if PrestoSports dissolves 6 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5

or ceases to do business in the ordinary course ; or (d)if you are a government entity and you lose funding for Services due to de - appropriation of necessary funding by the legislature or the applicable governing body . Except where you have terminated the Agreement for cause, you shall remain liable for all Fees owed through the date of termination for any work performed . Where you terminate the Agreement for cause, we will refund you any prepaid fees covering the remainder of the Initial Term, or a Renewal Term, as applicable, after the effective date of termination . Termination for cause will not preclude the non - breaching party from exercising any other rights or remedies permitted by law . 7 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5 6 . MODIFICATION . We reserve the right to modify the Terms of Service by posting a revised Terms of Service on our website and sending you notice that they have changed to your email address on record . Modifications will not apply retroactively . You are responsible for reviewing and becoming familiar with any modifications . We may sometimes ask you to review and to explicitly agree to (or reject) a revised version of the Terms of Service . In such cases, modifications will be effective at the time you sign your consent to the modified Terms of Service . In cases where we do not ask for your explicit consent to a modified version of the Terms of Service, but otherwise provide notice as set forth above, the modified version of the Terms of Service will become effective 14 days after we have posted the modified Terms of Service and provided you with notification . Your continued use of our Services following that period constitutes your acceptance of the Terms of Service as modified . 7 . FEES ; PAYMENT TERMS . You agree to pay us all Fees permitted by the Agreement . An itemization of Fees is described in the Services Agreement . Payment is due within 30 days from the date you receive our invoice unless otherwise designated (the “Due Date”) . All payments are due in U . S . dollars . If you do not pay our invoice by the due date, then we may charge you a late fee of $ 100 . Unpaid balances owed to us will accrue interest at the rate of 1 . 5 % per month . All Fees are based on Services provided, not actual usage . Except as permitted by the Agreement, all Fees paid are non - refundable . Please report any errors that you see on an invoice immediately ; if you do not dispute a charge within 30 days after receiving it, you will be considered to have accepted the charge . All Fees are subject to an annual cost of living and technology enhancement increase based on the greater of the Consumer Price Index or five percent after the first year of service and will be automatically applied on the anniversary date for any future renewals (“COLT”) . 8 . TAXES . If you are a tax - exempt organization, then this provision does not apply . We have no obligation to pay your taxes under any circumstances . Taxes may include value - added tax (VAT), a goods and service tax (GST), a sales tax, or use or withholding taxes assessed by a local, state, federal, provincial or foreign government entity (collectively, “Taxes”) . Please make sure that you have taken appropriate steps to pay your Taxes . We are obligated to comply with all valid tax liens or levies associated with your business . If we must pay Taxes on your behalf, you agree to indemnify us and pay us back for such payments within 30 days from your receipt of a special tax - related invoice . 9 . BREACH ; CURE ; DEFAULT . Payment for all Fees must be paid to us by the Due Date . Payment not made within 5 days of the scheduled Due Date may result in a breach of the Agreement and start the clock on an automatic 10 - day period in which to cure, in our sole discretion . If payment is still not received by the 16 th day after the Due Date, we reserve the right to suspend Services until all outstanding Fees are paid in full . We shall have no obligation to release End User Data or your Client Content until all outstanding Fees are paid . Non - payment of our Fees in excess of 30 days from the Due Date shall result in a default under the Agreement and will accelerate all payments due to us through the end of the Initial Term or Renewal Term, as applicable . 10 . PROHIBITED USES . You agree not to use our Services (a) in violation of the law, whether local, state or federal, including but not limited to, the CAN - SPAM Act, the Telephone Consumer Protection Act, the Do - Not - Call Implementation Act, the Americans with Disabilities Act, or any consumer protection statute ; (b) to intentionally bypass a security mechanism related to our Services ; (c) to reverse - engineer our Services, or any component thereof, regardless of the reason why ; (d) in a way that adversely impacts the availability, reliability or stability of our Services, or any component thereof ; (e) to intentionally transmit material using our Services which contains viruses, Trojan horses, worms or some other harmful computer program ; (f) to send unsolicited marketing or promotional materials, whether by email or text, without the recipient’s legally - valid consent ; (g) to commit fraud ; (h) to resell Services without our express written consent ; (i) to transmit material that infringes on the intellectual property right of others ; (j) to transmit material that is harassing, discriminatory, defamatory, vulgar, pornographic, or harmful to others ; or (k) in violation of this Agreement . Violation of this Prohibited User policy may result in immediate suspension or discontinuation of the Services, or legal action which could result in civil damages or criminal punishment . 11. OWNERSHIP RIGHTS (a) What’s Ours . We reserve all title and interest in and to our Intellectual Property Rights . We alone own our Intellectual Property Rights, in addition to any suggestions, ideas, enhancement requests, designs, layouts, arrangements, feedback, recommendations, trade dress, or other information provided by you or any other party relating to our Services . In addition, we retain all rights, title and interest in and to the Site(s) (including any Site designs), which we license to you for use during the Term of the Agreement . The PrestoSports ™ , Stretch Internet ™ , StretchLive ™ , StretchCast™, PrestoStats ™ , PrestoWeb ™ , FrontRow ™ , FrontRowX™, GameDay Central ™ , SIDHelp™, PrestoCamps ™, Stream like a champion™ names, marks and associated logos are trademarks or registered trademarks of PrestoSports, LLC, and no right or license is granted to use them without our express written permission . (b) What’s Yours . You reserve all rights, title and interest to the End User Data and Client Content stored through our Services . You represent and warrant that you own or have appropriate rights to all End User Data and Client Content . You shall have sole responsibility for the accuracy, quality, integrity, legality, security, reliability, appropriateness, and intellectual property ownership or rights to use of all of End User Data and Client Content, and, except as specifically provided for in the Agreement, we shall not be responsible or liable for the deletion, correction, destruction, damage, loss or failure to store any of your End User Data and/or Client Content . You also own all rights, title and interest to Licensee’s trademarks, service marks and other intellectual property ; provided, however, that by signing the Agreement, you grant us a non - exclusive, non - transferrable, royalty - free, worldwide license to use your marks solely in conjunction with the marketing of our Services . We will remove your marks from our marketing materials, including our website, if you request us to do so . 12 . CONFIDENTIALITY . A party (the “Receiving Party”) shall keep in strict confidence and ensure its employees, agents and representatives shall keep in strict confidence all technical or commercial know - how, specifications, inventions, processes or initiatives which are of a confidential nature and have been disclosed by the other party (the “Disclosing Party”), to the Receiving Party, or to its employees, agents, consultants or subcontractors and any other confidential information concerning the other party’s business or its product which the Receiving Party may obtain (“Confidential Information”) . The Receiving Party may disclose such Confidential Information : (a) to its employees, officers, representatives, advisers, agents or subcontractors who need to know such Confidential Information for the purposes of carrying out their obligations under this Agreement ; or (b) if the Disclosing Party gives its prior, written, informed consent to this disclosure . The Receiving Party’s obligations under this Section 12 shall not apply to particular Confidential Information : (i) if the Confidential Information is already public knowledge ; (ii) if the Confidential Information subsequently becomes public knowledge, without restrictions and other than by breach of this Agreement ; (iii) if the Confidential Information is already known without restrictions, to the Receiving Party at the time of disclosure ; (iv) if the Confidential Information subsequently comes lawfully into the possession of the Receiving Party from another party ; (v) if the information is independently developed by the Receiving Party without use or reference to the Confidential Information of the Disclosing Party ; or (vi) to the extent that it is required to be disclosed by any law, court order or any governmental or regulatory authority provided that the Receiving Party gives the Disclosing Party written notice of such requirement as soon as reasonably possible after learning of such requirement and, to the extent reasonably possible, an opportunity to take such steps as may be available to avoid disclosure . Each party shall ensure that its employees, officers, representatives, advisers, agents or subcontractors to whom it discloses such Confidential Information comply with the substance of this Section 12 . Neither party shall use any such Confidential Information for any purpose other than to perform its obligations under this Agreement . At the Disclosing Party’s written request, the Receiving Party will immediately destroy all Confidential Information of the Disclosing Party in the Receiving Party’s possession and shall make no further use of such Confidential Information and confirm to the Disclosing Party in writing that it has done so . 13 . LIMITED WARRANTIES . We represent and warrant that (a) we own the appropriate rights to license and/or sublicense our Services ; (b) our Services will perform in conformity with generally accepted industry standards ; (c) to the best of our knowledge, our Services are free from any viruses, Trojan horses, malware, spyware, ransomware, or other harmful code ; and (d) we have taken reasonably appropriate safeguards to protect the security of information stored through our Services . We do not warrant that our Services will be entirely free from defect or error, or that it will comply with WCAG, Section 508 of the Rehabilitation Act of 1973 , as amended ( 29 U . S . C . † 794 d), and its implementing regulations set forth at Title 36 , Code of Federal Regulations, part 1194 , the Americans with Disabilities Act, or any other applicable federal or state laws or regulations relating to accessibility for persons with disabilities . EXCEPT FOR THESE LIMITED WARRANTIES, OUR SERVICES ARE BEING PROVIDED ON AN “AS IS” BASIS WITHOUT WARRANTY OF ANY KIND . TO THE FULLEST EXTENT PERMITTED BY LAW, WE HEREBY DISCLAIM (FOR OURSEVLES AND OUR AFFILIATES AND SUPPLIERS) ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO OUR SERVICES, INCLUDING WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF INTEGRATION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES ARISING FROM ANY COURSE OF DEALING, COURSE OF PERFORMANCE OR USEAGE OF TRADE . No advice or information obtained from us, or any member of our Team, will create any warranty not expressly made . If you are a California resident, you waive California Civil Code † 1542 , which says : “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor . ” 14 . LIMITATIONS OF LIABILITY . YOUR EXCLUSIVE REMEDY FOR ANY FAILURE OF PRESTOSPORTS’ OBLIGATIONS UNDER THE AGREEMENT SHALL BE THE REMEDIES SET FORTH IN SECTION 5 ABOVE AND ANY CREDIT DUE PURSUAN T T O A N APPLICABL E SERVIC E LEVEL AGREEMENT (WHERE A SERVICE LEVEL AGREEMENT IS OFFERED) . IN NO EVENT SHALL PRESTOSPORTS BE LIABLE OR RESPONSIBLE TO YOU FOR ANY TYPE OF INCIDENTAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOST REVENUE, LOST PROFITS, REPLACEMENT GOODS, LOSS OF TECHNOLOGY, RIGHTS OR SERVICES, LOSS OF DATA, OR INTERRUPTION OR LOSS OF USE OF SERVICES OR EQUIPMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER ARISING UNDER A THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE . IN NO EVENT SHALL PRESTOSPORTS’ LIABILITY TO YOU OR ANY THIRD PARTY IN ANY CIRCUMSTANCES EXCEED THE AMOUNT OF FEES YOU ACTUALLY PAID TO PRESTOSPORTS FOR SERVICES IN THE ONE (1) MONTH PERIOD DIRECTLY PRIOR TO THE ACTION GIVING RISE TO ALLEGED LIABILITY . YOU FURTHER AGREE THAT ANY CLAIM WHICH YOU MAY HAVE AGAINST PRESTOSPORTS MUST BE FILED WITHIN ONE (1) YEAR AFTER SUCH CLAIM AROSE, OTHERWISE THE CLAIM SHALL BE PERMANENTLY BARRED . 15 . INDEMNIFICATION . You agree to defend us (including any member of our Team) and hold us harmless against any claim, suit, demand or proceeding (collectively, “Claim”) that arises from your misuse of our Services ; your breach of the Agreement ; a data breach caused by you ; or your infringement on someone else’s rights, including but not limited to, third party intellectual property rights . We reserve the right to handle our own legal defense however we see fit, even if you are indemnifying us, in which case you agree to cooperate with us so we can execute our strategy . 8 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5

Our indemnity rights as described herein shall include our reasonable attorneys’ fees, court costs, and/or costs related to dispute resolutions, for example, the costs for a mediator . 16 . NON - DISCRIMINATION ENDORSEMENT . We shall not discriminate in our employment practices and will render all Services under the Agreement without regard to race, color, religion, sex, sexual orientation, age, national origin, veteran’s status, political affiliation, or disabilities . Specifically, we will abide by the requirements of Title VII of the Civil Rights Act of 1964 , as amended by the Equal Employment Opportunity Act of 1972 , the Vietnam Era Veteran’s Readjustment Assistance Act of 1974 ; Title IX of the Education Amendments of 1972 , and the Fair Housing Act of 1968 , as amended . 17 . RECORD KEEPING ; CLIENT OFF - BOARDING . We will maintain a copy of the records, books, files and other data, as specified in the Agreement and in such detail as shall properly substantiate claims for payment, for a minimum of one (1) year beginning on the first day after the Agreement is properly terminated, or for such longer period as may be necessary for the resolution of any dispute, negotiation, audit, or other inquiry involving the Agreement . You shall have access to your Client Content and End User Data for the duration of the Term, subject to any applicable terms and conditions of the Agreement . Upon proper termination of the Agreement, you will have 30 days to download Client Content and End User Data to your systems or servers . On the 31 st day after termination, it will be our choice about whether to continue storing your data at our cost or deleting it subject to applicable law . 18 . CUSTOMER SUPPORT . A member of our technical support staff shall provide “Technical Support” over toll - free telephone lines and email support during normal business hours Monday through Saturday (our "Core Support Hours"), and outside of Core Support Hours on an emergency basis by calling our support hot line which is staffed by a team that has the appropriate escalation procedures to respond (our “Hot Line Support”) . Hot Line Support is for emergencies such as (i) any malfunction of the Services that materially prevents you from performing normal business functions ; (ii) any outage of the Services ; and/or (iii) c) a need for support information, the lack of which would materially prevent you from performing normal business functions before regular business hours resume . Our customer support includes answering questions regarding the use of our Services ; assistance changing the configuration of the Software and/or Application Server ; occasional one - on - one training in proper use of our Services ; and providing standard education classes . Our customer support does not include conducting custom education classes ; conducting custom education onsite ; providing remote or onsite consultation ; creating new designs or artwork ; or performing front - end development or programming . Contact details for Technical Support are available on our website or by calling (877) 778 - 7382 during operating hours . 19 . DISPUTE RESOLUTION . Many concerns can be resolved by calling us our President at (877) 778 - 7382 ext . 101 . We ask that you first attempt to resolve disputes with our management team . If you are unable to resolve informally, this Dispute Resolution provision explains how claims (whether by you against us, or by us against you) will be resolved . Definition. “Claim” means any current or future claim, dispute or controversy relating in any way to the Agreement, the Site or our Services. Claim includes (i) initial claims, counterclaims, cross - claims and third - party claims; (ii) claims based upon contract, tort, fraud, statute, regulation, common law and equity; and (iii) claims by or against any third party using or providing any product, service or benefit in connection with our Agreement, the Site or our Services. (a) Claim Notice . Prior to beginning a lawsuit, you and we agree to send a notice (a “Claim Notice”) to each party against whom a Claim is asserted . The Claim Notice will give you and us a chance to resolve our dispute informally or in mediation . The Claim Notice must describe the Claim and state the specific relief demanded . Notice to you may be sent to your current mailing address or email address on file . You must provide your name, address and phone number in your Claim Notice . Your Claim Notice must be sent to PrestoSports, LLC, ATTN : Legal Dept . , 726 North Greenfield Rd . , Ste . 121 , P . O . Box 2376 , Gilbert, AZ 85299 . (b) Mediation . In mediation, a neutral party helps parties resolve a Claim . The mediation does not decide the Claim but helps the parties reach agreement . Before beginning mediation, you or we must first send a Claim Notice . Within 30 days after sending or receiving a Claim Notice, you or we may submit the Claim for mediation . Mediation fees will be split equally, and the location for mediation shall be mutually decided between you and us . All mediation - related communications are confidential, inadmissible in court and not subject to discovery . All applicable statutes of limitations will be tolled until termination of the mediation . Either you or we may terminate the mediation at any time ; the process is non - binding . The submission or failure to submit a Claim to mediation will not affect your or our rights to elect to litigate . (c) Exception . If a Claim has an aggregate value of $ 5 , 000 or less, or the Claim seeks injunctive relief based on a violation of Section 11 (Ownership Rights) or 12 (Confidentiality) as described above, then either party may proceed directly to court and shall not be obligated to attend mediation as part of a dispute resolution process . 20. NOTICE; GOVERNING LAW; JURISDICTION (a) General . Who you are contracting with under this Agreement, who you should direct notice to under this Agreement, what law will apply in any lawsuit arising out of this Agreement, and which court can adjudicate any such lawsuit to this Agreement are as follows : You are contracting with: PrestoSports, LLC The governing law is Arizona . The courts having exclusive jurisdiction are the state courts of Maricopa County, Arizona, or the U . S . District Court of Arizona, as applicable . Al l electroni c lega l communication s shoul d b e sen t t o legal@prestosports.com . 9 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5

(b) Manner of Giving Notice . Except as otherwise specified in this Agreement, all notices, permissions and approvals hereunder shall be in writing and shall be deemed to have been given upon (i) personal delivery ; (ii) the second business day after mailing ; or (iii) the first business day after sending by email (provided email shall not be sufficient for notices of termination or an indemnifiable claim) . Notices to you shall be addressed to the designated contact person identified in the Services Agreement at the email address or physical address listed . (c) Agreement to Governing Law and Jurisdiction . Each party agrees to the applicable governing law above without regard to choice or conflicts of law rules, and to the exclusive jurisdiction of the applicable courts above . 21. GENERAL PROVISIONS (a) Data Security and Privacy. You must comply with our Privacy Policy, as revised from time to time, which you can find here . (b) Reference . You agree that, within 30 days of the Effective Date, we may issue a new business press release about our business association and post your logo and a brief description of your business on our website . You agree that PrestoSports may display our logo, company name or similar insignia near the bottom of each page on the Site along with a hyperlink to our website . You agree that the pricing and any discount structure assumes such perpetual permission and acceptance . (c) Independent Contractor Relationship . Our legal relationship to you is that of an independent contractor . The Agreement does not form a partnership, franchise, joint venture, employment, agency and/or fiduciary relationship between you and us . (d) Export Controls . The Services and any derivatives thereof may be subject to export laws and regulations of the United States and other jurisdictions . Each party represents that it is not named on the United States’ government denied - party list . Additionally, you shall not permit End Users to access or use the Subscription Services while located in a United States embargoed country (currently Cuba, Iran, North Korea, Sudan, Syria or Crimea), or in violation of any United States’ export law or regulation . (e) Professional Advice . All Services and other information provided to you in the normal course of our business relationship should be considered for informational purposes only and is not to be taken as professional legal advice . (f) Prevailing Party . If a Claim is litigated in court, the prevailing party shall be entitled to recover from the non - prevailing party all reasonable costs incurred, including court costs, reasonable attorneys’ fees, and any other related expenses incurred in the litigation . (g) Waiver and Cumulative Remedies . No failure or delay by either party in exercising any rights under the Agreement shall constitute a waiver of that right . Other than as expressly stated herein, the remedies provided in the Terms of Service are in addition to, and not exclusive, of any other remedies of a party at law or in equity. (h) Assignment . Neither party may assign any of its rights or obligations hereunder, whether by operation of law or otherwise, without the prior written consent of the other party (not to be unreasonably withheld) . Notwithstanding the foregoing, either party may assign this Agreement in its entirety without consent of the other party, to its affiliate or in connection with a merger, acquisition, corporate reorganization, or sale of all or substantially all of its assets not involving a direct competitor of the other party . Subject to the foregoing, the Agreement shall bind and inure to the benefit of the parties, their respective successors and permitted assigns . (i) Force Majeure . We shall not be in default under any provision of the Agreement or be liable for any delay, failure of performance or interruption in System(s) or Services resulting, directly or indirectly, from causes beyond our reasonable control, including but not limited to any of the following : earthquake, lightning or other acts of God ; fire or explosion ; electrical faults ; vandalism ; cable cut ; water ; hurricanes ; fire ; flooding ; severe weather conditions ; actions of governmental or military authorities ; national emergency ; insurrection, riots or war ; terrorism or civil disturbance ; strikes, lock - outs, work stoppages or other labor difficulties ; supplier failure ; shortage ; or telecommunication or other internet provider failure . (j) Survivability . Even if you terminate the Agreement with us, the following sections of this Terms of Service will still apply : Section 11 (Ownership Rights) ; Section 12 (Confidentiality) ; Section 13 (Limited Warranties) ; Section 14 (Limitations of Liability) ; Section 15 (Indemnification) ; Section 19 (Dispute Resolution) ; Section 20 (Notice ; Governing Law ; Jurisdiction) ; and Section 21 (n) (Entire Agreement) . (k) Severability . If it turns out that a section of these Terms of Service, or the Agreement, is not enforceable, then that section will be removed or edited as little as necessary, and the rest of the Terms of Service, or the Agreement, as applicable, will still be valid . (l) Headings . The bolded headings contained in the Agreement are for convenience of reference only, shall not be deemed to be a part of the Agreement and shall not be referred to in connection with the construction or interpretation of the Agreement . (m) Construction . For purposes of the Agreement, wherever the context requires, the singular shall include the plural, and vice versa ; the masculine gender shall include the feminine and neuter gender, and vice versa ; and “and” shall include “or,” and vice versa . Any rule of construction to the effect that ambiguities areto be resolved against the drafting party shall not be applied in the construction or interpretation of the Agreement . (n) Entire Agreement . The Agreement (including these Terms of Service) and any additional terms or Addenda, as applicable, make up the entire Agreement and supersede all prior agreements, representations, and understandings . All additional terms and/or Addenda will be considered incorporated into the Agreement when you agree to them . If there is a conflict between PrestoSports Consolidated Exhibits – 2020 - 04 for the B2 10 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5

these Terms of Service and any applicable Addenda, the Addenda will be deemed to control and will govern the Agreement. (o) Electronic Signature . The Agreement may be executed in any number of counterparts, each of which when executed shall be deemed an original, but such counterparts together shall constitute one and the same instrument . Delivery of executed counterparts by email, . PDF, or other electronic delivery method shall be effective as delivery . Electronic signatures, including any click - sign process, will be deemed as original . (p) Consent to Do Business Electronically . You consent to do business electronically, which means that you agree that all PrestoSports agreements and policies, including amendments thereto and documents referenced therein, as well as any notices, instructions, or any other communications regarding transactions and your agreements with us may be presented, delivered, stored, retrieved, and transmitted electronically . You must keep us informed of any change in your electronic or mailing address or other contact information . Your electronic signature, including, without limitation clicking “Agree and Continue” or “I Accept” or an action of similar meaning or significance, shall be the legal equivalent of your manual signature . You may withdraw your consent to doing business electronically at any time by contacting us and withdrawing your consent . Any transactions between us before your withdrawal of such consent will still be valid and binding . (q) Questions . Please feel free to direct any questions you might have about these Terms of Service, or the Agreement, to legal@prestosports . com . 11 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5

EXHIBIT B - PRIVACY POLICY 1. Privacy policy. Our Privacy Policy explains how we collect, use and share End User personal information. Be sure to read it carefully, but note it is not part of this Agreement and can change. It is important that you comply with data protection laws when using the Services, such as when you collect others’ personal information or use cookies or similar technologies (including those we drop for you at your request, such as for web analytics). A copy of the PrestoSports privacy can be found at http://prestosports.com/privacy - policy (“Privacy Policy”). 2. Right to add your own policy. Client shall have the option of using their own privacy policy for the Services, provided that the privacy policy is consistent with the PrestoSports privacy policy and consistent with all applicable laws. 3. Policy updates. With the introduction of various state and national laws regarding privacy concerns, it may become necessary to update our Privacy Policy in order to remain compliant with various laws and address consumer preferences. PrestoSports may, in its sole discretion, update the Privacy Policy from time to time. Updates to the Privacy Policy will be published on the Services with an effective date for changes. 12 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5

EXHIBIT C – STRETCHLIVE ™ ADDENDUM The following StretchLive ™ Addendum will apply if you use or access the StretchLive ™ services provided by Licensor . This Addendum is made part of the Agreement, so please read it carefully . StretchLive ™ services are provided on an audio only, free - to - view (“FTV”) and pay - per - view (“PPV”) basis, and will be subject to the terms and conditions as described below : 1 . PAY - PER - VIEW (PPV) . If selected, we agree to provide access on a pay - per - view basis to all video streaming of Client Content for either a defined or an unlimited number of your athletic contests and related events that are produced by you and provided in an acceptable format . You agree that the minimum fee to be charged for a pay - per - view per pass as defined herein . At the time frame identified under Distribution Terms in the Agreement, we will issue a payment to you for your share of revenue for the pay - per - view service . You agree that we may retain PPV revenues in order to satisfy undisputed Fees that are past due . You acknowledge that a reduced fee for Services has been offered by us based on your decision to offer events on a pay - per - view basis . If you wish to stream an event for free, we reserve the right to charge a fee for the event based on our then - current rates . We will provide you with up to two (2) viewer access passes upon written request, and additional viewer access passes will be available for a fee equal to our portion of the Revenue Share for the pass provided . 2 . STREAMING SERVICES . We will provide infrastructure and bandwidth to support an unlimited number of listeners and/or viewers based on the service option(s) selected . To access streams, End Users must have sufficient bandwidth, which will vary depending on originating upload data rate of Client stream and the End User’s local network conditions . Network carrier fees may apply and End User is responsible for any such fees . You agree to provide us with exclusive streaming rights to all live and pre - recorded events . Any use of an alternate streaming platform must be approved in writing by us in advance . Client agrees to designate each game in a multi - game, tournament or double - header as an individual event, and that PrestoSports may consider an event with a run - time of more than four (4) hours as multiple events . 3 . ARCHIVES . We agree to use commercially reasonable efforts to record and host on - line archives of events provided you give us uninterrupted and high - quality originating content during the contest or event . Archives will be hosted and available to End Users for up to twelve (12) months (for Premium and Pro), six (6) months (for standard) or until the end of the Term, whichever comes first . You are advised to maintain a secondary source and backup of all events . In the event that an archive is damaged or no longer available, you agree to contact us and provide a backup version, which we will store . We shall provide a customized, branded media portal for End Users and will provide you with the means to update and maintain defined elements in the portals . End Users shall be presented with the appropriate PrestoSports Consolidated Exhibits – 2020 - 04 for the B 2 viewing or listening options based on the services which you selected and receive from us. 4 . REGISTRATION . End Users have the option of creating an account with PrestoSports which may enable them to access certain additional capabilities, such as recently viewed events (“Access Account”) . All content associated with Access Accounts is retained in accordance with our Privacy Policy . Access Accounts are separate from End User Data . 5 . LIVESTATS . If the LiveStats ™ Option is selected, we shall provide live stats functionality in the media portal, which can be enabled on a per - event basis . You must provide compatible live stats to us through an acceptable communications mechanism, and you are responsible for providing compatible, up to date software at your sole cost and expense . 6 . GEOFENCE . If the Geofence option is selected, we will define or provide you the ability to define a geographic region, as specified by you, establishing a "Geofence" for designated locations ("Geofence Instructions") . You will provide us with complete and accurate Geofence Instructions at least 96 hours prior to any event that requires such treatment . You have the sole responsibility for Geofencing Instructions . You further understand and acknowledge that Geofence Instructions may be by - passed in limited cases by a determined and skilled user . 7 . OTT APP . If the OTT App option is selected, you acknowledge that we will provide an Over - The - Top application that bears your branding and mark or the mark of a conference or association to wish you are affiliated ("OTT Solution") . You understand and acknowledge that any OTT Solution is subject to the requirements of the individual device platform provider, including Apple, Android, Google, Amazon and Roku, and not PrestoSports . You agree to work cooperatively with us to resolve any issues or objections raised by any third - party device platform provider . You and End Users may also be subject to their privacy policies and terms of use . The OTT Solution will be deployed under an account controlled by PrestoSports unless you specifically request otherwise and meet all requirements of the device platform providers as appropriate . 8 . MINIMUM SYSTEM REQUIREMENTS . You agree to utilize hardware and software that meets our requirements and will acquire any necessary equipment at your sole expense and cost . You also 13 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5

agree to secure an internet connection with a minimum persistent upstream speed of at least 1 . 0 Mbps for all live, standard definition broadcasts and at least 5 . 0 Mbps upstream for all live, high definition video broadcasts ("Minimum Streaming Requirements") . You acknowledge that issues may arise with the broadcast if sufficient bandwidth is not available at all times during a broadcast and that such issues may negatively impact viewer experience and the ability to properly archive an event . You agree to input and maintain all broadcast schedules through our back - end interface . 9 . REFUNDS . We shall issue refunds to End Users in our sole discretion, in accordance with our standard refund practices . If you wish to issue a refund to one or more End Users, an email should be sent to the PrestoSports support team . If an End User wishes to request a refund, they should follow the steps outlined in the refund policy published on the portal . 10 . CANCELLATIONS . Yo u ar e solel y responsibl e fo r performance or cancellation of the Event . You are at all times responsible for all communication related to a cancellation, postponement, or delay . If you choose to cancel the streaming event, you agree to honor standard refund practices related to cancellations and in accordance with your published terms of service and a refund policy . If you do not publish terms of service, our Terms of Service and refund policy will prevail . In the event of a mass refund due to a cancelation, technical issues outside of our control, or other factors outside of our control, we reserve the right to charge a fee equal to 5 % of the total refunded fees to cover out costs associated with payment processing and operations (“Mass Refund Fee”) . You agree to pay the Mass Refund Fee to us within 30 days . 11 . VIDEO STORAGE . We will provide you with up to ten (10) GB of storage space for custom video and/or content, which can be uploaded through the Content Management System and accessed by End Users through the portal . In the event you exceed this allowance, you may reduce stored content or purchase additional storage at our then current rates . 12. ADMINISTRATIVE ACCOUNTS. We will provide you with up to five administrative accounts to monitor and maintain the solution. 13 . PROMOTION (a) Client VideoAd Content . You may display your own advertising in pre - roll or during the event . You will retain all revenue associated with Client Ad Content advertisements . (b) PrestoSports Ad . You grant us the right to display one (1) pre - roll ad video and at least one (1) Placement . We shall retain all revenue associated with PrestoSports advertisements . (c) Joint Video Ad Content . You and PrestoSports may agree to jointly provide sponsorship content through either the pre - roll or during the event as part of the Ad Program . If the Ad Program is enabled, a revenue share will be provided to you on a mutually agreeable schedule at a mutually agreeable rate . 13 . PRODUCED CONTENT . By submitting Client Content, Client hereby acknowledges that, in connection with the StretchLive ™ service, we will use commercially reasonable efforts to archive Client Content, but that (a) while we will use all commercially reasonable efforts to maintain the security of your Client Content while stored, it does not guarantee that End Users will be able to access, download or otherwise manipulate or copy such Client Content ; and (b) while we will use commercially reasonable efforts to maintain the security of your Client Content while streamed in a real - time fashion, it does not guarantee that End Users will be able to access, download or otherwise manipulate or copy such Client Content . You further agree that we shall have the right to market, promote and distribute your events and related Producer Marks in connection with the StretchLive service . "Producer Marks" shall mean trademarks, trade names, service marks, logos and other indicia of source or business identifiers used by Client and uploaded as part of your Client Content . In accordance with the grant of such rights and subject to this Agreement, you hereby grant us a royalty - free, non - exclusive, worldwide right and license to use, reproduce and display the Producer Marks solely in connection with the marketing and promotional considerations . PrestoSports, in using the Producer Marks, will comply with any trademark usage guidelines that you may provide to us in writing . You reserve all other rights in and to the Producer Marks . You are solely responsible for all Client Content and hereby recognize and affirm that the StretchLive ™ service is merely providing the means to produce and distribute your Client Content . Accordingly, you shall be solely responsible for your own Client Content and the consequences of posting or publishing such material . You hereby affirm, represent and warrant that (i) you are the creator and owner of or has the necessary licenses, rights, consents, and permissions to use and to authorize us and End Users to use, store and/or distribute your Client Content ; (b) to the best of your knowledge, Client Content does not and will not infringe, violate, or misappropriate any third - party right, including any copyright, trademark, patent, trade secret, moral right, privacy right, right of publicity, or any other intellectual property or proprietary right ; (c) you will not slander, defame, libel, or invade the right of privacy, publicity or other rights of any person or entity ; and (d) to the best of your knowledge, your Client Content does not contain any viruses, adware, spyware, worms, or other malicious code or any content or file that provides a method to access to potentially infringing content outside of the StretchLive service . 14 © 2020 PrestoSports, LLC. All Rights Reserved. Reference: B5DF4 - BBMWJ - XLH84 - NRIH5